REVOLVING CREDIT NOTE

$1,500,000.00                                              St.  Louis,  Missouri
                                                                April  25,  2000

     FOR VALUE RECEIVED, on the last day of the Revolving Credit Period, the undersigned, ARCH AIR MEDICAL SERVICE, INC., a Missouri corporation ("Borrower"), hereby promises to pay to the order of FIRSTAR BANK, N.A., a national banking association ("Lender"), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender to Borrower pursuant to the Loan Agreement referred to below. The aggregate principal amount of Revolving Credit Loans which Lender shall be committed to have outstanding under this Note at any one time shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions of this Note and of the Loan Agreement referred to below.

     Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note prior to maturity as follows: (a) so long as no Event of Default has been declared by Lender and is continuing, at a rate per annum equal to the Prime Rate, which rate of interest shall fluctuate as and when said Prime Rate shall change and
(b) from and after the declaration of an Event of Default by Lender and so long as such Event of Default has not been waived in writing by Lender, at a rate per annum equal to Three Percent (3%) over and above the Prime Rate, fluctuating as aforesaid. Said interest shall be payable monthly on the first (1st) day of each month commencing May 1, 2000, and at the maturity of this Note, whether by reason of acceleration or otherwise. From and after the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance of this Note at a rate per annum equal to Three Percent (3%) over and above the Prime Rate, fluctuating as aforesaid. All payments received by Lender under this Note shall be allocated among the principal, interest, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

     All payments of principal and interest under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Lender situated at One Firstar Plaza, St. Louis, Missouri 63101, or at such other place as the holder of this Note may from time to time designate in writing.

     Lender shall record the date and amount of each Revolving Credit Loan made by it to Borrower and the date and amount of each payment of principal made by Borrower with respect thereto, and may, if Lender so elects in connection with any transfer or enforcement of this Note, endorse on the schedules forming a part of this Note appropriate notations to evidence the foregoing information with respect to each such Revolving Credit Loan then outstanding; provided, however, that the obligation of Borrower to repay each Revolving Credit Loan made to Borrower hereunder shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or endorsement or any mistake by Lender in connection with any such recordation or endorsement. Lender is hereby irrevocably authorized by Borrower to so endorse this Note and to attach to and make a part of this Note a continuation of any such schedule as and when required. The books and records of Lender (including, without limitation, the schedules attached to this Note) showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth in the absence of manifest error.

     Subject to the terms of the Loan Agreement referred to below, Borrower shall have the right to prepay all at any time or any portion from time to time of the unpaid principal of this Note prior to maturity, without penalty or premium.

     This Note is the Revolving Credit Note referred to in that certain Loan Agreement dated the date hereof by and between Borrower and Lender (as the same may from time to time be amended, modified, extended or renewed, the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.


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     This  Note  is  secured  by,  among  other  things,  that  certain Security
Agreement dated the date hereof and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified, extended, renewed or restated, the "Security Agreement"), that certain Deed of Trust and Security Agreement dated the date hereof and executed by Borrower for the benefit of Lender (as the same may from time to time be amended, modified, extended, renewed or restated, the "Missouri Deed of Trust "), that certain Assignment of Leases and Rents dated the date hereof and executed by Borrower for the benefit of Lender (as the same may from time to time be amended, modified, extended, renewed or restated, the "Assignment of Leases and Rents") and that certain Mortgage and Security Agreement dated the date hereof and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified, extended, renewed or restated, the "Illinois Mortgage"), to which Security Agreement, Missouri Deed of Trust, Assignment of Leases and Rents and Illinois Mortgage reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

     If Borrower shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if any Event of Default shall occur under or within the meaning of the Loan Agreement, then Lender's obligation to make additional Revolving Credit Loans under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

     In the event that any payment of any principal of or interest on this Note is not paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Agreement, the Missouri Deed of Trust the Assignment of Leases and Rents and/or the Illinois Mortgage, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, Borrower promises to pay to the order of Lender, in addition to all other amounts otherwise due hereon, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, protest, notice of protest and notice of dishonor.

     This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).


                                              ARCH  AIR  MEDICAL  SERVICE,  INC.



                                              By  /s/  Aaron  D.  Todd
                                                  --------------------
                                              Title:  CFO
                                                  --------------------


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